                                                                    EXHIBIT 99.1
                                                                    ------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 19, 2003
Securitized Products Group        Morgan Stanley
--------------------------------------------------------------------------------



                             COMPUTATIONAL MATERIALS

                                  $171,457,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2003-SD1

                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 19, 2003
Securitized Products Group        Morgan Stanley
--------------------------------------------------------------------------------

                           APPROXIMATELY $171,457,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-SD1

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

          COUNTRYWIDE HOME LOANS SERVICING LP, OCWEN FEDERAL BANK, FSB,
                          WILSHIRE CREDIT CORPORATION
                                    SERVICERS

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        EXPECTED                    MODIFIED
                                         RATINGS      AVG LIFE      DURATION                             INITIAL
OFFERED                                (S&P/FITCH/    TO CALL/      TO CALL/      PAYMENT WINDOW TO   SUBORDINATION
CLASSES  DESCRIPTION     BALANCE         MOODY'S)     MTY(1)(2)   MTY(1)(2)(3)      CALL/MTY(1)(2)      LEVEL (%)     BENCHMARK
====================================================================================================================================
  A-1      Floater    $107,325,000     AAA/AAA/Aaa    2.96/3.21     2.85/3.06       07/03 - 02/12/        18.00      1 Mo. LIBOR
                                                                                    07/03 - 03/22
------------------------------------------------------------------------------------------------------------------------------------
  A-2      Floater   $35,775,000(5)    AAA/AAA/Aaa    2.96/3.21     2.85/3.06       07/03 - 02/12/        18.00      1 Mo. LIBOR
                                                                                    07/03 - 03/22
------------------------------------------------------------------------------------------------------------------------------------
  M-1      Floater     $10,470,000      AA/AA/Aa2     5.70/6.28     5.30/5.76       08/06 - 02/12/        12.00      1 Mo. LIBOR
                                                                                    08/06 - 11/18
------------------------------------------------------------------------------------------------------------------------------------
  M-2      Floater     $9,162,000         A/A/A2      5.69/6.20     5.09/5.45       07/06 - 02/12/         6.75      1 Mo. LIBOR
                                                                                    07/06 - 07/17
------------------------------------------------------------------------------------------------------------------------------------
  B-1      Floater     $6,457,000      BBB/BBB/Baa2   5.69/6.01     4.79/5.00       07/06 - 02/12/         3.05      1 Mo. LIBOR
                                                                                    07/06 - 07/15
------------------------------------------------------------------------------------------------------------------------------------
  B-2      Floater     $2,268,000     BBB-/BBB-/Baa3  5.61/5.63     4.74/4.76       07/06 - 02/12/         1.75      1 Mo. LIBOR
                                                                                    07/06 - 10/12
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)      Certificates are priced to the 10% Optional Clean-up Call.
-----
        (2)      Based on the pricing prepayment speed.  See details below.

        (3)      Assumes pricing at par.

        (4)      Bond sizes subject to a variance of plus or minus 5%.

        (5)      Class A-2 is a senior mezzanine bond

ISSUER:                     Morgan Stanley ABS Capital I Inc. Trust 2003-SD1.

DEPOSITOR:                  Morgan Stanley ABS Capital I Inc.

SERVICERS:                  Countrywide Home Loans Servicing LP, Ocwen Federal
                            Bank, FSB and Wilshire Credit Corporation.

MASTER REPORTING AGENT:     The Murrayhill Company.

TRUSTEE:                    Wells Fargo Bank Minnesota, National Association.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 2

CUSTODIAN:              Deutsche Bank National Trust Company.

UNDERWRITERS:           Morgan Stanley (lead manager), Utendahl Capital
                        Partners, L.P. and The Williams Capital Group, L.P.

RATING AGENCIES:        Fitch Ratings, Moody's Investors Service, and Standard &
                        Poor's.

OFFERED CERTIFICATES:   Classes A-1, A-2, M-1, M-2, B-1, and B-2 Certificates.

CLASS A CERTIFICATES:   Class A-1 and Class A-2 Certificates

CUT-OFF DATE:           June 1, 2003.

EXPECTED CLOSING DATE:  June [30], 2003 through DTC and Euroclear or
                        Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning July 25, 2003.

FINAL SCHEDULED         The Distribution Date occurring in March 2033.
DISTRIBUTION DATE:

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered
PERIOD:                 Certificates with respect to any Distribution Date will
                        be the period beginning with the previous Distribution
                        Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         Approximately $174,511,813  of Mortgage  Loans as of
                        Cut-off Date. The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end mortgage loans, secured by 1st and 2nd lien and balloon mortgages on primarily 1-4 family properties. The Mortgage Loans consist of 86.96% Performing Mortgage Loans, 7.67%
                        Sub-Performing Mortgage Loans and 5.37% Re-Performing
                        Mortgage Loans with aggregate principal balances as of the Cut-off Date of approximately $151,755,726, $13,383,590, and $9,372,497, respectively. The Mortgage
                        Loans consist of approximately 38.46% fixed rate mortgage loans and 61.54% adjustable rate mortgage loans with aggregate principal balances as of the Cut-off Date of approximately $67,125,856 and $107,385,957, respectively.

PERFORMING MORTGAGE     A "Performing Mortgage Loan" is a Mortgage Loan (which
LOANS:                  may be a Payment Plan Mortgage Loan or a Bankruptcy Plan
                        Mortgage Loan) pursuant to which no payment due under the related Mortgage Note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

                        A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on June 1, 2003 will be reported as Delinquent as of the beginning of business on July 2, 2003, if the Monthly Payment is not made by such time.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 3

RE-PERFORMING           A "Re-Performing Mortgage Loan" is a Mortgage Loan
MORTGAGE LOAN:          (which may be a Payment Plan Mortgage Loan or a
                        Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days
                        Delinquent with respect to certain Regular Scheduled
                        Payments but which satisfies one of the following criteria (the "Re-Performance Test"):

                        (i) the mortgagor has made in aggregate at least three Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to March 1, 2003), or

                        (ii) the mortgagor has made in aggregate at least four Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to February 1, 2003), or

                        (iii) the mortgagor has made in aggregate at least five
                              Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to January 1, 2003).

SUB-PERFORMING          A "Sub-Performing Mortgage Loan" is a Mortgage Loan
MORTGAGE LOAN:          (which may be a Payment Plan Mortgage Loan or a
                        Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related Mortgage Note (or any modification thereto), is at least 30 but not more than 89 days Delinquent.

PAYMENT PLAN            A "Payment Plan Mortgage Loan" is a Mortgage Loan with
MORTGAGE LOAN           respect to which the related mortgagor must make monthly
                        payments in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage
                        Loan's original amortization schedule ("Regular
                        Scheduled Payments") plus (ii) an additional amount to be applied to pay down (a) the total amount of scheduled monthly payments due thereon on or before the Cut-off
                        Date but not received prior to the Cut-off Date plus (b) the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent such advances are outstanding as of the Cut-off Date.

BANKRUPTCY PLAN         A "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan
MORTGAGE LOAN           with respect to which the related mortgagor defaulted
                        and, after such default, became the subject of a bankruptcy case under Title 11 of the United States Code or a state bankruptcy code and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make monthly payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

ARREARAGES:             As of the Cut-off Date, it is expected that there are
                        approximately $1,885,659 of payments which were delinquent on or prior to the Cut-off Date (such amounts, "Arrearages"). The Arrearages will be the property of the Trust and that portion of payments received on the Mortgage Loans allocable to such Arrearages will be paid out of the distribution account as Extra Principal Distribution Amount and Net Monthly
                        Excess Cashflow to the Certificates.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 4

SERVICING FEE:          50 bps per annum.

TRUST EXPENSE FEE:      3 bps per annum.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans: CPR starting at
SPEED:                        approximately 1.4667% CPR as of the initial due
                              date of the Mortgage Loan and increasing to 22%
                              CPR in month 15 (22%/15 CPR increase for each month), and remaining at 22% CPR thereafter.
                        o     ARM Mortgage Loans: CPR of 22%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:
                        1)    Net Monthly Excess Cashflow from the Mortgage
                              Loans,
                        2)    1.75% overcollateralization (funded upfront). On
                              and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date,
                        3)    Subordination of distributions on the more
                              subordinate classes of certificates (if
                              applicable) to the required distributions on the more senior classes of certificates, and
                        4)    Approximately $1,885,659 of Arrearages as of the
                              Cut-off Date.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:         The later to occur of:
                        (x)   The earlier of:
                              (a) The Distribution Date occurring in July 2006; and
                              (b) The Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero; and
                        (y)  The first Distribution Date on which the Senior
                             Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Certificates on the applicable Distribution Date) is greater than or equal to approximately 36%.

TRIGGER EVENT:          A "Trigger Event" will be in effect on a Distribution
                        Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

                        (a) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds 45% of the Senior Enhancement Percentage; or

                        (b) The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                        Distribution Date        Percentage
                        -----------------        ----------
                        Months 37-48             4.00% [(for the first month,
                                                 plus 1/12th of 2.00% for each
                                                 month thereafter)]
                        Months 49-60             6.00% [(for the first month,
                                                 plus 1/12th of 1.50% for each
                                                 month thereafter)]
                        Months 61-72             7.50% [(for the first month,
                                                 plus 1/12th of 0.25% for each
                                                 month thereafter)]
                        Month 73 and thereafter  7.75%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 5

60+ DAY DELINQUENT      Each Mortgage Loan with respect to which any portion of
LOAN:                   a monthly payment is 60 days or more delinquent, each
                        Mortgage Loan in foreclosure, and all REO Property.

ROLLING SIX MONTH       With respect to any Distribution Date, the average of
60+ DAY DELINQUENT      the percentage equivalents of the fractions determined
PERCENTAGE:             for each of the six immediately preceding collection
                        periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than Re-Performing 60+
                        Day Delinquent Loans), and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

RE-PERFORMING 60+ DAY   Each Mortgage Loan with respect to which (x) any portion
DELINQUENT LOAN:        of a monthly payment is 60 days or more delinquent and
                        (y) the mortgagor has made an aggregate of three monthly payments within the preceding three calendar months.

INITIAL SUBORDINATION   Class A:         18.00%
PERCENTAGE:             Class M-1:       12.00%
                        Class M-2:       6.75%
                        Class B-1:       3.05%
                        Class B-2:       1.75%

ADVANCES:               The Servicer will advance scheduled principal and
                        interest, but only to the extent that the Servicer believes such advances to be recoverable from liquidation proceeds. Such advances have not and will not be made with respect to Arrearages. No advancing will be made with respect to simple interest Mortgage
                        Loans, which comprise approximately 0.33% of the Mortgage Loans.

OPTIONAL CLEAN-UP CALL: Exercisable when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the Optional Clean-up Call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable.

CLASS  A-1 PASS-        The Class A-1 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [ ] bps ([ ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

CLASS A-2 PASS-         The Class A-2 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [ ] bps ([ ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

CLASS M-1 PASS-         The Class M-1 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [ ] bps ([ ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-         The Class M-2 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [ ] bps ([ ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-         The Class B-1 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [ ] bps ([ ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 6

CLASS B-2 PASS-         The Class B-2 Certificates will accrue interest at a
THROUGH RATE:           variable rate equal to the lesser of (i) one-month LIBOR
                        plus [  ] bps ([  ] bps on and after the first
                        Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fees and Trust Expense Fees, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

BASIS RISK CARRY        As to any Distribution Date, the supplemental interest
FORWARD AMOUNTS:        amount for each of the Class A, M-1, M-2, B-1, and B-2
                        Certificates will equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  Any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

INTEREST                On each Distribution Date and after payments of
DISTRIBUTIONS ON        Servicing and Trust Expense Fees, interest distributions
OFFERED CERTIFICATES:   from the Interest Remittance Amount will be allocated as
                        follows:
                        (i)   To the Class A Certificates, on a pro rata basis
                              its Accrued Certificate Interest and unpaid interest amounts;
                        (ii)  To the Class M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iii) To the Class M-2 Certificates, its Accrued
                              Certificate Interest;
                        (iv)  To the Class B-1 Certificates, its Accrued
                              Certificate Interest; and
                        (v)   To the Class B-2 Certificates, its Accrued
                              Certificate Interest.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 7

PRINCIPAL               On each Distribution Date (a) prior to the Step-down
DISTRIBUTIONS ON        Date or (b) on which a Trigger Event is in effect,
OFFERED CERTIFICATES:   principal distributions from the Principal Distribution
                        Amount will be allocated as follows:
                        (i)    to the Class A Certificates, on a pro rata basis,
                               until the Certificate Principal Balance thereof has been reduced to zero;
                        (ii)   to the Class M-1 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero;
                        (iii)  to the Class M-2 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero;
                        (iv)   to the Class B-1 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero; and
                        (v)    to the Class B-2 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero.

                        On each Distribution Date (a) on or after the Step-down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, on a pro rata basis, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:               (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;
                        (ii)   to the Class M-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (iii)  to the Class M-2 Certificates, the unpaid
                               interest shortfall amount;
                        (iv)   to the Class M-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (v)    to the Class B-1 Certificates, the unpaid
                               interest shortfall amount;
                        (vi)   to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (vii)  to the Class B-2 Certificates, the unpaid
                               interest shortfall amount;
                        (viii) to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (ix)   concurrently and on a pro rata basis, to any
                               Class A Basis Risk Carry Forward Amount to the
                               Class A Certificates, and
                        (x)    sequentially, to Classes M-1, M-2, B-1, B-2 and
                               Certificates, in that order, any Basis Risk Carry
                               Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 8

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related Interest Accrual Period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

PRINCIPAL               On any Distribution Date, the sum of (i) the Basic
DISTRIBUTION AMOUNT:    Principal Distribution Amount and (ii) the Extra
                        Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate principal remittance amount over (ii) the
                        Excess Subordinated Amount, if any.

NET MONTHLY EXCESS      For any Distribution Date, the amount of funds available
CASHFLOW:               for distribution on such Distribution Date (including
                        any amounts in respect of Arrearages) remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less Servicing Fees and Trust Expense Fees) plus any amounts received in respect to Arrearages, over (y) the sum of interest payable on the Certificates on such Distribution Date, and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, the excess, if any, of (i)
AMOUNT:                 the overcollateralization as of such Distribution Date
                        over (ii) the required overcollateralization for such Distribution Date.

ALLOCATION OF LOSSES:   For any Distibution Date, any realized losses on the
                        mortgage loans will be allocated as follows:

                           (i)    to Net Monthly Excess Cashflow,
                           (ii) in reduction of the overcollateralization amount,
                           (iii)  to the Class B-2 Certificates,
                           (iv)   to the Class B-1 Certificates,
                           (v)    to the Class M-2 Certificates,
                           (vi)   to the Class M-1 Certificates,
                           (vii)  to the Class A-2 Certificates.

                        The pooling agreement does not permit allocation of realized losses to the Class A-1 Certificates.

CLASS A PRINCIPAL       For any Distribution Date, on a pro rata basis, an
DISTRIBUTION AMOUNT:    amount equal to the excess of (x) the aggregate
                        Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $872,559.

CLASS M-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $872,559.

CLASS M-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $872,559.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 9

CLASS B-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $872,559.

CLASS B-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class B-1
                        Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                        Distribution Date) and (v) the Certificate Principal
                        Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $872,559.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are expected to be ERISA eligible.

SMMEA ELIGIBILITY:      It is not anticipated that any of the Offered
                        Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A, Class M-1, Class M-2, Class B-1, and Class
                        B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 10

                        WEIGHTED AVERAGE LIFE SENSITIVITY

TO CALL
-------

-------------------------------------------------------------------------------------------------------------------------
       PPC                                50           60           75         100          125          150          175
-------------------------------------------------------------------------------------------------------------------------
A-1    WAL                              5.59         4.80         3.92        2.96         2.30         1.80         1.39
       FIRST PAYMENT DATE          7/25/2003    7/25/2003    7/25/2003   7/25/2003    7/25/2003    7/25/2003    7/25/2003
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                        1 - 189      1 - 165      1 - 136     1 - 104       1 - 82       1 - 67       1 - 56
-------------------------------------------------------------------------------------------------------------------------
A-2    WAL                              5.59         4.80         3.92        2.96         2.30         1.80         1.39
       FIRST PAYMENT DATE          7/25/2003    7/25/2003    7/25/2003   7/25/2003    7/25/2003    7/25/2003    7/25/2003
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                        1 - 189      1 - 165      1 - 136     1 - 104       1 - 82       1 - 67       1 - 56
-------------------------------------------------------------------------------------------------------------------------
M-1    WAL                             10.61         9.15         7.50        5.70         4.76         4.40         4.47
       FIRST PAYMENT DATE          9/25/2008   12/25/2007    1/25/2007   8/25/2006   11/25/2006    2/25/2007    6/25/2007
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                       63 - 189     54 - 165     43 - 136    38 - 104      41 - 82      44 - 67      48 - 56
-------------------------------------------------------------------------------------------------------------------------
M-2    WAL                             10.61         9.15         7.50        5.69         4.67         4.14         3.94
       FIRST PAYMENT DATE          9/25/2008   12/25/2007    1/25/2007   7/25/2006    9/25/2006   10/25/2006   11/25/2006
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                       63 - 189     54 - 165     43 - 136    37 - 104      39 - 82      40 - 67      41 - 56
-------------------------------------------------------------------------------------------------------------------------
B-1    WAL                             10.61         9.15         7.50        5.69         4.63         4.03         3.69
       FIRST PAYMENT DATE          9/25/2008   12/25/2007    1/25/2007   7/25/2006    7/25/2006    8/25/2006    8/25/2006
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                       63 - 189     54 - 165     43 - 136    37 - 104      37 - 82      38 - 67      38 - 56
-------------------------------------------------------------------------------------------------------------------------
B-2    WAL                             10.48         9.03         7.40        5.61         4.55         3.93         3.56
       FIRST PAYMENT DATE          9/25/2008   12/25/2007    1/25/2007   7/25/2006    7/25/2006    7/25/2006    8/25/2006
       EXPECTED FINAL MATURITY     3/25/2019    3/25/2017   10/25/2014   2/25/2012    4/25/2010    1/25/2009    2/25/2008
       WINDOW                       63 - 189     54 - 165     43 - 136    37 - 104      37 - 82      37 - 67      38 - 56
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 11

                        WEIGHTED AVERAGE LIFE SENSITIVITY

TO MATURITY
-----------

------------------------------------------------------------------------------------------------------------------------------
       PPC                                  50            60           75          100          125          150           175
------------------------------------------------------------------------------------------------------------------------------
A-1    WAL                                5.94          5.14         4.23         3.21         2.50         1.97          1.53
       FIRST PAYMENT DATE            7/25/2003     7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003     7/25/2003
       EXPECTED FINAL MATURITY       9/25/2030     5/25/2029    8/25/2026    3/25/2022    8/25/2018   12/25/2015    12/25/2013
       WINDOW                          1 - 327       1 - 311      1 - 278      1 - 225      1 - 182      1 - 150       1 - 126
------------------------------------------------------------------------------------------------------------------------------
A-2    WAL                                5.94          5.14         4.23         3.21         2.50         1.97          1.53
       FIRST PAYMENT DATE            7/25/2003     7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003     7/25/2003
       EXPECTED FINAL MATURITY       9/25/2030     5/25/2029    8/25/2026    3/25/2022    8/25/2018   12/25/2015    12/25/2013
       WINDOW                          1 - 327       1 - 311      1 - 278      1 - 225      1 - 182      1 - 150       1 - 126
------------------------------------------------------------------------------------------------------------------------------
M-1    WAL                               11.45          9.95         8.22         6.28         5.23         4.79          4.87
       FIRST PAYMENT DATE            9/25/2008    12/25/2007    1/25/2007    8/25/2006   11/25/2006    2/25/2007     6/25/2007
       EXPECTED FINAL MATURITY       4/25/2028     3/25/2026    2/25/2023   11/25/2018   11/25/2015    9/25/2013    12/25/2011
       WINDOW                         63 - 298      54 - 273     43 - 236     38 - 185     41 - 149     44 - 123      48 - 102
------------------------------------------------------------------------------------------------------------------------------
M-2    WAL                               11.37          9.87         8.13         6.20         5.09         4.49          4.22
       FIRST PAYMENT DATE            9/25/2008    12/25/2007    1/25/2007    7/25/2006    9/25/2006   10/25/2006    11/25/2006
       EXPECTED FINAL MATURITY      11/25/2026     8/25/2024    7/25/2021    7/25/2017    9/25/2014    9/25/2012     3/25/2011
       WINDOW                         63 - 281      54 - 254     43 - 217     37 - 169     39 - 135     40 - 111       41 - 93
------------------------------------------------------------------------------------------------------------------------------
B-1    WAL                               11.12          9.62         7.91         6.01         4.90         4.25          3.88
       FIRST PAYMENT DATE            9/25/2008    12/25/2007    1/25/2007    7/25/2006    7/25/2006    8/25/2006     8/25/2006
       EXPECTED FINAL MATURITY       6/25/2024     3/25/2022    2/25/2019    7/25/2015    2/25/2013    5/25/2011     1/25/2010
       WINDOW                         63 - 252      54 - 225     43 - 188     37 - 145     37 - 116      38 - 95       38 - 79
------------------------------------------------------------------------------------------------------------------------------
B-2    WAL                               10.52          9.07         7.44         5.63         4.57         3.95          3.57
       FIRST PAYMENT DATE            9/25/2008    12/25/2007    1/25/2007    7/25/2006    7/25/2006    7/25/2006     8/25/2006
       EXPECTED FINAL MATURITY       4/25/2020     3/25/2018    9/25/2015   10/25/2012   11/25/2010    7/25/2009     7/25/2008
       WINDOW                         63 - 202      54 - 177     43 - 147     37 - 112      37 - 89      37 - 73       38 - 61
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 12

                                 CPR SENSITIVITY

TO CALL
-------

---------------------------------------------------------------------------------------
                         CPR                         20              25              30
---------------------------------------------------------------------------------------
A-1           WAL                                  3.22            2.53            2.01
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                            1 - 114          1 - 91          1 - 74
---------------------------------------------------------------------------------------
A-2           WAL                                  3.22            2.53            2.01
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                            1 - 114          1 - 91          1 - 74
---------------------------------------------------------------------------------------
M-1           WAL                                  6.21            5.08            4.53
              FIRST PAYMENT DATE              7/25/2006      10/25/2006      12/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                           37 - 114         40 - 91         42 - 74
---------------------------------------------------------------------------------------
M-2           WAL                                  6.21            5.04            4.37
              FIRST PAYMENT DATE              7/25/2006       8/25/2006       9/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                           37 - 114         38 - 91         39 - 74
---------------------------------------------------------------------------------------
B-1           WAL                                  6.21            5.02            4.29
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       8/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                           37 - 114         37 - 91         38 - 74
---------------------------------------------------------------------------------------
B-2           WAL                                  6.12            4.93            4.20
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       7/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                           37 - 114         37 - 91         37 - 74
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 13

                                 CPR SENSITIVITY

TO MATURITY
-----------

---------------------------------------------------------------------------------------
                         CPR                         20              25              30
---------------------------------------------------------------------------------------
A-1           WAL                                  3.49            2.75            2.20
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY         9/25/2023       1/25/2020       4/25/2017
              WINDOW                            1 - 243         1 - 199         1 - 166
---------------------------------------------------------------------------------------
A-2           WAL                                  3.49            2.75            2.20
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY         9/25/2023       1/25/2020       4/25/2017
              WINDOW                            1 - 243         1 - 199         1 - 166
---------------------------------------------------------------------------------------
M-1           WAL                                  6.83            5.60            4.96
              FIRST PAYMENT DATE              7/25/2006      10/25/2006      12/25/2006
              EXPECTED FINAL MATURITY         3/25/2020       1/25/2017       9/25/2014
              WINDOW                           37 - 201        40 - 163        42 - 135
---------------------------------------------------------------------------------------
M-2           WAL                                  6.75            5.49            4.75
              FIRST PAYMENT DATE              7/25/2006       8/25/2006       9/25/2006
              EXPECTED FINAL MATURITY        10/25/2018      11/25/2015       9/25/2013
              WINDOW                           37 - 184        38 - 149        39 - 123
---------------------------------------------------------------------------------------
B-1           WAL                                  6.55            5.30            4.54
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       8/25/2006
              EXPECTED FINAL MATURITY         9/25/2016       2/25/2014       3/25/2012
              WINDOW                           37 - 159        37 - 128        38 - 105
---------------------------------------------------------------------------------------
B-2           WAL                                  6.15            4.95            4.22
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       7/25/2006
              EXPECTED FINAL MATURITY         9/25/2013       8/25/2011       2/25/2010
              WINDOW                           37 - 123         37 - 98         37 - 80
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 14

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
      0               -                  -                 -                 -                 -                 -
      1             10.24              10.24             10.02             10.02             10.02             10.02
      2              8.26               8.26              8.08              8.08              8.08              8.08
      3              8.27               8.27              8.09              8.09              8.09              8.09
      4              8.57               8.57              8.38              8.38              8.38              8.38
      5              8.38               8.38              8.18              8.18              8.18              8.18
      6              8.66               8.66              8.46              8.46              8.46              8.46
      7              8.39               8.39              8.19              8.19              8.19              8.19
-------------
      8              8.39               8.39              8.19              8.19              8.19              8.19
      9              8.98               8.98              8.75              8.75              8.75              8.75
     10              8.46               8.46              8.24              8.24              8.24              8.24
     11              8.83               8.83              8.60              8.60              8.60              8.60
     12              8.56               8.56              8.32              8.32              8.32              8.32
     13              8.87               8.87              8.62              8.62              8.62              8.62
     14              8.59               8.59              8.34              8.34              8.34              8.34
     15              8.61               8.61              8.35              8.35              8.35              8.35
     16              9.37               9.37              9.08              9.08              9.08              9.08
     17              9.15               9.15              8.86              8.86              8.86              8.86
     18              9.52               9.52              9.20              9.20              9.20              9.20
     19              9.23               9.23              8.92              8.92              8.92              8.92
     20              9.38               9.38              9.05              9.05              9.05              9.05
     21             10.47              10.47             10.09             10.09             10.09             10.09
     22              9.75               9.75              9.39              9.39              9.39              9.39
     23             10.17              10.17              9.78              9.78              9.78              9.78
     24              9.88               9.88              9.49              9.49              9.49              9.49
     25             10.24              10.24              9.82              9.82              9.82              9.82
     26             10.02              10.02              9.59              9.59              9.59              9.59
     27             10.07              10.07              9.63              9.63              9.63              9.63
     28             10.72              10.72             10.24             10.24             10.24             10.24
     29             10.47              10.47              9.98              9.98              9.98              9.98
     30             10.93              10.93             10.41             10.41             10.41             10.41
     31             10.61              10.61             10.08             10.08             10.08             10.08
     32             10.73              10.73             10.18             10.18             10.18             10.18
     33             12.14              12.14             11.49             11.49             11.49             11.49
     34             11.28              11.28             10.66             10.66             10.66             10.66

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 15

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
     35             11.75              11.75             11.09             11.09             11.09             11.09
     36             11.45              11.45             10.78             10.78             10.78             10.78
     37             19.32              19.32             11.16             11.16             11.16             11.16
     38             12.93              12.93             10.89             10.89             10.89             10.89
     39             13.11              13.11             11.09             11.09             11.09             11.09
     40             13.78              13.78             11.69             11.69             11.69             11.69
     41             13.38              13.38             11.36             11.36             11.36             11.36
     42             13.86              13.86             11.77             11.77             11.77             11.77
     43             13.42              13.42             11.39             11.39             11.39             11.39
     44             13.46              13.46             11.43             11.43             11.43             11.43
     45             15.12              15.12             12.86             12.86             12.86             12.86
     46             13.66              13.66             11.62             11.62             11.62             11.62
     47             14.12              14.12             12.01             12.01             12.01             12.01
     48             13.69              13.69             11.65             11.65             11.65             11.65
     49             14.16              14.16             12.04             12.04             12.04             12.04
     50             13.71              13.71             11.66             11.66             11.66             11.66
     51             13.90              13.90             11.84             11.84             11.84             11.84
     52             14.37              14.37             12.24             12.24             12.24             12.24
     53             13.91              13.91             11.85             11.85             11.85             11.85
     54             14.44              14.44             12.30             12.30             12.30             12.30
     55             13.98              13.98             11.91             11.91             11.91             11.91
     56             13.98              13.98             11.91             11.91             11.91             11.91
     57             15.08              15.08             12.85             12.85             12.85             12.85
     58             14.11              14.11             12.03             12.03             12.03             12.03
     59             14.58              14.58             12.43             12.43             12.43             12.43
     60             14.13              14.13             12.04             12.04             12.04             12.04
     61             14.61              14.61             12.45             12.45             12.45             12.45
     62             14.14              14.14             12.05             12.05             12.05             12.05
     63             14.15              14.15             12.05             12.05             12.05             12.05
     64             14.62              14.62             12.46             12.46             12.46             12.46
     65             14.15              14.15             12.06             12.06             12.06             12.06
     66             14.64              14.64             12.47             12.47             12.47             12.47
     67             14.18              14.18             12.08             12.08             12.08             12.08
     68             14.18              14.18             12.08             12.08             12.08             12.08
     69             15.71              15.71             13.37             13.37             13.37             13.37

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 16

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
     70             14.19              14.19             12.08             12.08             12.08             12.08
     71             14.67              14.67             12.49             12.49             12.49             12.49
     72             14.21              14.21             12.10             12.10             12.10             12.10
     73             14.69              14.69             12.51             12.51             12.51             12.51
     74             14.22              14.22             12.11             12.11             12.11             12.11
     75             14.23              14.23             12.11             12.11             12.11             12.11
     76             14.70              14.70             12.52             12.52             12.52             12.52
     77             14.23              14.23             12.11             12.11             12.11             12.11
     78             14.72              14.72             12.52             12.52             12.52             12.52
     79             14.25              14.25             12.12             12.12             12.12             12.12
     80             14.25              14.25             12.13             12.13             12.13             12.13
     81             15.77              15.77             13.43             13.43             13.43             13.43
     82             14.25              14.25             12.13             12.13             12.13             12.13
     83             14.75              14.75             12.54             12.54             12.54             12.54
     84             14.25              14.25             12.14             12.14             12.14             12.14
     85             14.73              14.73             12.54             12.54             12.54             12.54
     86             14.26              14.26             12.14             12.14             12.14             12.14
     87             14.27              14.27             12.14             12.14             12.14             12.14
     88             14.74              14.74             12.55             12.55             12.55             12.55
     89             14.27              14.27             12.15             12.15             12.15             12.15
     90             13.70              13.70             12.55             12.55             12.55             12.55
     91             12.91              12.91             12.15             12.15             12.15             12.15
     92             12.93              12.93             12.15             12.15             12.15             12.15
     93             14.33              14.33             13.46             13.46             13.46             13.46
     94             12.97              12.97             12.16             12.16             12.16             12.16
     95             13.42              13.42             12.57             12.57             12.57             12.57
     96             13.01              13.01             12.16             12.16             12.16             12.16
     97             13.46              13.46             12.57             12.57             12.57             12.57
     98             13.05              13.05             12.17             12.17             12.17             12.17
     99             13.07              13.07             12.17             12.17             12.17             12.17
    100             13.53              13.53             12.58             12.58             12.58             12.58
    101             13.11              13.11             12.18             12.18             12.18             12.18
    102             13.57              13.57             12.58             12.58             12.58             12.58
    103             13.16              13.16             12.18             12.18             12.18             12.18
    104             13.18              13.18             12.18             12.18             12.18             12.18

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 17

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
    105             14.12              14.12             13.03             13.03             13.03             13.03
    106             13.23              13.23             12.19             12.19             12.19             12.19
    107             13.70              13.70             12.60             12.60             12.60             12.60
    108             13.29              13.29             12.19             12.19             12.19             12.19
    109             13.76              13.76             12.60             12.60             12.60             12.60
    110             13.34              13.34             12.20             12.20             12.20             12.20
    111             13.37              13.37             12.20             12.20             12.20             12.20
    112             13.84              13.84             12.61             12.61             12.61             12.61
    113             13.43              13.43             12.21             12.21             12.21             12.21
    114             13.90              13.90             12.62             12.62             12.62             12.62
    115             13.49              13.49             12.21             12.21             12.21             12.21
    116             13.52              13.52             12.22             12.22             12.22               -
    117             15.00              15.00             13.53             13.53             13.53               -
    118             13.58              13.58             12.22             12.22             12.22               -
    119             14.07              14.07             12.63             12.63             12.63               -
    120             13.65              13.65             12.23             12.23             12.23               -
    121             14.14              14.14             12.64             12.64             12.64               -
    122             13.72              13.72             12.23             12.23             12.23               -
    123             13.75              13.75             12.23             12.23             12.23               -
    124             14.27              14.27             12.65             12.65             12.65               -
    125             13.85              13.85             12.25             12.25             12.25               -
    126             14.35              14.35             12.66             12.66             12.66               -
    127             13.92              13.92             12.26             12.26             12.26               -
    128             13.97              13.97             12.26             12.26             12.26               -
    129             15.51              15.51             13.57             13.57             13.57               -
    130             14.05              14.05             12.26             12.26             12.26               -
    131             14.56              14.56             12.68             12.68             12.68               -
    132             14.14              14.14             12.27             12.27             12.27               -
    133             14.66              14.66             12.68             12.68             12.68               -
    134             14.27              14.27             12.29             12.29             12.29               -
    135             14.31              14.31             12.30             12.30             12.30               -
    136             14.84              14.84             12.71             12.71             12.71               -
    137             14.41              14.41             12.30             12.30             12.30               -
    138             14.95              14.95             12.72             12.72             12.72               -
    139             14.52              14.52             12.31             12.31             12.31               -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 18

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
     140            14.57              14.57             12.31             12.31             12.31               -
     141            16.19              16.19             13.64             13.64             13.64               -
     142            14.68              14.68             12.32             12.32             12.32               -
     143            15.23              15.23             12.73             12.73             12.73               -
     144            14.80              14.80             12.33             12.33             12.33               -
     145            15.36              15.36             12.74             12.74             12.74               -
     146            14.92              14.92             12.33             12.33             12.33               -
     147            14.98              14.98             12.34             12.34             12.34               -
     148            15.55              15.55             12.75             12.75             12.75               -
     149            15.12              15.12             12.34             12.34             12.34               -
     150            15.69              15.69             12.76             12.76               -                 -
     151            15.25              15.25             12.35             12.35               -                 -
     152            15.32              15.32             12.35             12.35               -                 -
     153            16.46              16.46             13.21             13.21               -                 -
     154            15.47              15.47             12.36             12.36               -                 -
     155            16.06              16.06             12.77             12.77               -                 -
     156            15.62              15.62             12.36             12.36               -                 -
     157            16.22              16.22             12.78             12.78               -                 -
     158            15.78              15.78             12.37             12.37               -                 -
     159            15.86              15.86             12.37             12.37               -                 -
     160            16.47              16.47             12.79             12.79               -                 -
     161            16.03              16.03             12.38             12.38               -                 -
     162            16.65              16.65             12.79             12.79               -                 -
     163            16.21              16.21             12.38             12.38               -                 -
     164            16.30              16.30             12.39             12.39               -                 -
     165            18.15              18.15             13.72             13.72               -                 -
     166            16.49              16.49             12.39             12.39               -                 -
     167            17.14              17.14             12.81             12.81               -                 -
     168            16.69              16.69             12.40             12.40               -                 -
     169            17.35              17.35             12.81             12.81               -                 -
     170            16.90              16.90             12.40             12.40               -                 -
     171            17.01              17.01             12.40             12.40               -                 -
     172            17.69              17.69             12.82             12.82               -                 -
     173            17.23              17.23             12.41             12.41               -                 -
     174            17.93              17.93             12.83             12.83               -                 -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 19

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
    175             17.51              17.51             12.43               -                 -                 -
    176             17.64              17.64             12.43               -                 -                 -
    177             19.66              19.66             13.77               -                 -                 -
    178             17.89              17.89             12.43               -                 -                 -
    179             18.62              18.62             12.85               -                 -                 -
    180             18.15              18.15             12.44               -                 -                 -
    181             18.90              18.90             12.85               -                 -                 -
    182             18.43              18.43             12.44               -                 -                 -
    183             18.57              18.57             12.45               -                 -                 -
    184             19.35              19.35             12.87               -                 -                 -
    185             18.88              18.88             12.46               -                 -                 -
    186             19.66              19.66             12.87               -                 -                 -
    187             19.19              19.19             12.46               -                 -                 -
    188             19.35              19.35             12.46               -                 -                 -
    189             21.61              21.61             13.80               -                 -                 -
    190             19.69              19.69             12.47               -                 -                 -
    191             20.53              20.53             12.88               -                 -                 -
    192             20.14              20.14               -                 -                 -                 -
    193             21.13              21.13               -                 -                 -                 -
    194             20.76              20.76               -                 -                 -                 -
    195             21.10              21.10               -                 -                 -                 -
    196             22.17              22.17               -                 -                 -                 -
    197             21.83              21.83               -                 -                 -                 -
    198             22.95              22.95               -                 -                 -                 -
    199             22.61              22.61               -                 -                 -                 -
    200             23.04              23.04               -                 -                 -                 -
    201             25.12              25.12               -                 -                 -                 -
    202             23.99              23.99               -                 -                 -                 -
    203             25.33              25.33               -                 -                 -                 -
    204             25.07              25.07               -                 -                 -                 -
    205             26.52              26.52               -                 -                 -                 -
    206             26.31              26.31               -                 -                 -                 -
    207             27.00              27.00               -                 -                 -                 -
    208             28.68              28.68               -                 -                 -                 -
    209             28.57              28.57               -                 -                 -                 -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 20

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


   PERIOD        A-1 CAP (%)        A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)       B-1 CAP (%)       B-2 CAP (%)
-------------  ---------------    ---------------   ---------------   ---------------   ---------------   ---------------
                 ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360        ACTUAL/360
    210             30.43              30.43               -                 -                 -                 -
    211             30.42              30.42               -                 -                 -                 -
    212             31.47              31.47               -                 -                 -                 -
    213             36.14              36.14               -                 -                 -                 -
    214             33.93              33.93               -                 -                 -                 -
    215             36.54              36.54               -                 -                 -                 -
    216             36.96              36.96               -                 -                 -                 -
    217             40.04              40.04               -                 -                 -                 -
    218             40.79              40.79               -                 -                 -                 -
    219             43.11              43.11               -                 -                 -                 -
    220             47.30              47.30               -                 -                 -                 -
    221             48.88              48.88               -                 -                 -                 -
    222             54.29              54.29               -                 -                 -                 -
    223             56.91              56.91               -                 -                 -                 -
    224             62.22              62.22               -                 -                 -                 -
    225             76.18              76.18               -                 -                 -                 -
    226             77.19              77.19               -                 -                 -                 -
    227             91.18              91.18               -                 -                 -                 -
    228            104.59             104.59               -                 -                 -                 -
    229            131.66             131.66               -                 -                 -                 -
    230            187.11             187.11               -                 -                 -                 -
    231            283.69             283.69               -                 -                 -                 -
    232            804.83             804.83               -                 -                 -                 -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------
                                     Page 21

                               COLLATERAL OVERVIEW
                                   TOTAL POOL

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of June 1, 2003). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                 $174,511,813
Average Outstanding Principal Balance:                                   $111,580
Range of Outstanding Principal Balances:                       $135 to $1,099,235
Loans with Current Prepayment Penalties:                                   58.87%
Fixed Rate / Adjustable Rate:                                     38.46% / 61.54%
Second Liens:                                                               1.93%
FHA/VA Uninsured Mortgage Loans:                                            0.90%
Simple Interest Loans:                                                      0.33%
Loans with Insurance:                                                       1.38%
Negative Amortization Loans:                                                0.42%
Balloon Loans:                                                              1.90%

Performing Loans:                                                          86.96%
Sub-Performing Loans:                                                       7.67%
  Sub-Performing Loans that are Payment Plan Loans:                         2.67%
  Sub-Performing Loans that are Bankruptcy Plan Loans:                      0.44%
Re-Performing Loans:                                                        5.37%
  Re-Performing Loans that are Payment Plan Loans                           0.26%
  Re-Performing Loans that are Bankruptcy Plan Loans:                       3.83%

Weighted Average Loan Rate:                                                8.882%
Range of Loan Rates:                                            3.875% to 21.000%
Weighted Average Combined Amortized LTV(1):                                79.10%
Weighted Average Original Term to Maturity:                                   347
Weighted Average Remaining Term to Stated Maturity:                           316
Weighted Average FICO Score:                                                603.3

Max Zip Code Concentration (%):                                             0.83%
Max Zip Code Concentration (zip):                                           10506

Top 5 Geographic Concentrations (State):
    California                                                             30.82%
    New York                                                                8.31%
    Florida                                                                 6.32%
    Texas                                                                   3.86%
    Colorado                                                                3.78%

NOTES
-----

(1). The sum of the first and, if any, second amortized liens divided by the appraised value of the property.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 22